[KPMG PEAT MARWICK LLP LETTERHEAD]

                        CONSENT OF INDEPENDENT AUDITORS


To the Board of Trustees and Shareholders of Monetta Fund, Inc.

We consent to the use of our report which is incorporated by reference into the Statement of Additional Information and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

                           /s/ KPMG Peat Marwick LLP

Chicago, Illinois

April 23, 1998

[ARTICLE] 6
[LEGEND] This schedule contains summary financial information extracted from the audited Annual Report of the Registrant dated December 31, 1997 and is qualified in its entirety by reference to such financial statements.
[/LEGEND]
[MULTIPLIER] 1,000


[PERIOD-TYPE]                   YEAR
[FISCAL-YEAR-END]               DEC-31-1997
[PERIOD-START]                  JAN-01-1997
[PERIOD-END]                    Dec-31-1997
[INVESTMENTS-AT-COST]           142,485
[INVESTMENTS-AT-VALUE]          165,710
[RECEIVABLES]                   616
[ASSETS-OTHER]                  0
[OTHER-ITEMS-ASSETS]            0
[TOTAL-ASSETS]                  166,326
[PAYABLE-FOR-SECURITIES]        2,173
[SENIOR-LONG-TERM-DEBT]         0
[OTHER-ITEMS-LIABILITIES]       738
[TOTAL-LIABILITIES]             2,911
[SENIOR-EQUITY]                 0
[PAID-IN-CAPITAL-COMMON]        136,304
[SHARES-COMMON-STOCK]           9,460
[SHARES-COMMON-PRIOR]           13,352
[ACCUMULATED-NII-CURRENT]       (1,886)
[OVERDISTRIBUTION-NII]          0
[ACCUMULATED-NET-GAINS]         5,772
[OVERDISTRIBUTION-GAINS]        0
[ACCUM-APPREC-OR-DEPREC]        23,225
[NET-ASSETS]                    163,415
[DIVIDEND-INCOME]               481
[INTEREST-INCOME]               956
[OTHER-INCOME]                  622
[EXPENSES-NET]                  2,455
[NET-INVESTMENT-INCOME]         (396)
[REALIZED-GAINS-CURRENT]        31,669
[APPREC-INCREASE-CURRENT]       5,097
[NET-CHANGE-FROM-OPS]           36,370
[EQUALIZATION]                  0
[DISTRIBUTIONS-OF-INCOME]       0
[DISTRIBUTIONS-OF-GAINS]        22,841
[DISTRIBUTIONS-OTHER]           0
[NUMBER-OF-SHARES-SOLD]         752
[NUMBER-OF-SHARES-REDEEMED]     5,933
[SHARES-REINVESTED]             1,289
[NET-CHANGE-IN-ASSETS]          48,102
[ACCUMULATED-NII-PRIOR]         0
[ACCUMULATED-GAINS-PRIOR]       (3,056)
[OVERDISTRIB-NII-PRIOR]         0
[OVERDIST-NET-GAINS-PRIOR]      0
[GROSS-ADVISORY-FEES]           1,665
[INTEREST-EXPENSE]              0
[GROSS-EXPENSE]                 2,455
[AVERAGE-NET-ASSETS]            166,296
[PER-SHARE-NAV-BEGIN]           15.84
[PER-SHARE-NII]                 (.04)
[PER-SHARE-GAIN-APPREC]         4.22
[PER-SHARE-DIVIDEND]            0
[PER-SHARE-DISTRIBUTIONS]       2.75
[RETURNS-OF-CAPITAL]            0
[PER-SHARE-NAV-END]             17.27
[EXPENSE-RATIO]                 1.48
[AVG-DEBT-OUTSTANDING]          0
[AVG-DEBT-PER-SHARE]            0


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